ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF

Schedule of Investments

September 30, 2022 (Unaudited)

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS – 98.6%

Equity Fund – 98.6%
Invesco S&P 500 Equal Weight ETF(a)	315,726	$40,185,605
Invesco S&P 500 Pure Value ETF	591,029	41,277,465

Total Exchange Traded Funds
(Cost $95,163,098)		81,463,070

MONEY MARKET FUND – 1.5%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 2.47%(b)
(Cost $1,268,647)	1,268,647	1,268,647

REPURCHASE AGREEMENTS – 43.5%(c)
BofA Securities, Inc., dated 09/30/22, due 10/03/22, 3.05%, total to be received $8,370,707, (collateralized by various U.S. Government Agency Obligations, 2.00%-6.00%, 7/1/50-9/1/52, totaling $8,535,952)	$8,368,580	8,368,580
Daiwa Capital Markets America, dated 09/30/22, due 10/03/22, 3.05%, total to be received $8,370,707, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 10/4/22-9/20/52, totaling $8,535,952)	8,368,580	8,368,580
JP Morgan Securities LLC, dated 09/30/22, due 10/03/22, 2.97%, total to be received $2,478,346, (collateralized by various U.S. Government Agency Obligations, 0.25%-3.88%, 9/30/23-9/30/29, totaling $2,527,288)	2,477,733	2,477,733
RBC Dominion Securities, Inc., dated 09/30/22, due 10/03/22, 3.04%, total to be received $8,370,700, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.00%, 8/15/25-8/20/52, totaling $8,535,952)	8,368,580	8,368,580
Truist Securities, Inc., dated 09/30/22, due 10/03/22, 3.05%, total to be received $8,370,707, (collateralized by various U.S. Government Agency Obligations, 0.13%, 12/31/22, totaling $8,535,958)	8,368,580	8,368,580

Total Repurchase Agreements
(Cost $35,952,053)		35,952,053

Total Investments – 143.6%
(Cost $132,383,798)		118,683,770
Liabilities in Excess of Other Assets – (43.6%)		(36,082,202)
Net Assets – 100.0%		$82,601,568

ETF - Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $34,799,752; the aggregate market value of the collateral held by the fund is $35,952,053.
(b)	Rate shown reflects the 7-day yield as of September 30, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$81,463,070	$-	$-	$81,463,070
Money Market Fund	1,268,647	-	-	1,268,647
Repurchase Agreements	-	35,952,053	-	35,952,053
Total	$82,731,717	$35,952,053	$-	$118,683,770

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Equity Fund	98.6%
Money Market Fund	1.5
Repurchase Agreements	43.5
Total Investments	143.6
Liabilities in Excess of Other Assets	(43.6)
Net Assets	100.0%